                                 EXHIBIT 24

                                 FORM 10-K

                             POWER OF ATTORNEY


          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 27, 1999, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



           DATE                               SIGNATURE

May 18, 1999                      /S/ROGER L. BOYD
                                  Roger L. Boyd, Director

                                 FORM 10-K

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 27, 1999, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



             DATE                               SIGNATURE


May 17, 1999                      /S/JAMES G. BUICK
                                  James G. Buick, Director

                                 FORM 10-K

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 27, 1999, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



             DATE                               SIGNATURE


May 17, 1999                      /S/JOHN S. CARTON
                                  John S. Carton, Director

                                 FORM 10-K

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 27, 1999, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



             DATE                               SIGNATURE


May 25, 1999                      /S/ALEX J. DEYONKER
                                  Alex J. DeYonker, Director

                                 FORM 10-K

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 27, 1999, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



             DATE                               SIGNATURE


May 18, 1999                      /S/RONALD A. DEYOUNG
                                  Ronald A. DeYoung, Director

                                 FORM 10-K

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 27, 1999, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



               DATE                               SIGNATURE


May 20, 1999                      /S/PARKER T. FELDPAUSCH
                                  Parker T. Feldpausch, Vice Chairman of
                                  the Board and Director

                                 FORM 10-K

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 27, 1999, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



               DATE                               SIGNATURE


May 18, 1999                      /S/MARTIN P. HILL
                                  Martin P. Hill, Director

                                 FORM 10-K

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 27, 1999, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



             DATE                               SIGNATURE


May 18, 1999                      /S/DAN R. PREVO
                                  Dan R. Prevo, Director

                                 FORM 10-K

                             POWER OF ATTORNEY


         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 27, 1999, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



             DATE                               SIGNATURE


June 24, 1999                     /S/Russell H. VanGilder, Jr.
                                  Russell H. VanGilder, Jr.
                                  Chairman of the Board and Director